UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2023

AquaBounty Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36426	04-3156167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Mill & Main Place , Suite 395, Maynard, Massachusetts

(Address of principal executive offices)

01754

(Zip Code)

978-648-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	AQB	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 2, 2023, AquaBounty Farms Ohio LLC (“AQB Ohio”), an Ohio limited liability company and a wholly-owned subsidiary of AquaBounty Technologies, Inc. (the “Company”), entered into an Agreement For Architectural/Engineering Services (the “Agreement) with Clark, Richardson and Biskup Consulting Engineers, Inc. (“CRBE”), effective March 1, 2023, pursuant to which CRBE will design a land-based aquaculture facility to raise and produce 10,000 metric tons of salmon annually in Pioneer, Ohio (the “Project”), as previously disclosed by the Company. Subject to certain conditions in this Agreement, AQB Ohio will pay CRBE fees consisting of (1) a lump sum of $6,810,487 for the basic scope of design services covered by this Agreement, which include allowances of (a) $250,000 for cost estimating support services and (b) $200,000 for design revision and value engineering services, (2) an additional $200,000 incentive payment for providing certain deliverables by agreed upon dates, and (3) construction administration services, which will be billed based on a time and expense basis. The Agreement is subject to customary undertakings, covenants, obligations, rights, remedies, and conditions.

The foregoing description of the material terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Agreement For Architectural/Engineering Services between AquaBounty Farms Ohio LLC and Clark, Richardson and Biskup Consulting Engineers, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

(*)

Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AquaBounty Technologies, Inc.
(Registrant)

March 3, 2023	/s/ David A. Frank
David A. Frank
Chief Financial Officer